EXHIBIT 10.3

                                                                EXECUTION COPY

                            JUNIOR SECURITY AGREEMENT

           SECURITY AGREEMENT, made this 30th day of April, 2001, by Samuels Jewelers, Inc. (the "Grantor"), in favor of each of the lenders (collectively, the "Lenders") from time to time a party to the Loan Agreement by and among the Grantor, the Lenders and DDJ Capital Management, LLC, as agent (the "Agent") to the Lenders (the "Loan Agreement"). All capitalized terms used herein, unless otherwise defined, shall be defined as provided in the Loan Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

           WHEREAS, on October 2, 1998, Grantor, the financial institutions party thereto, and Foothill Capital Corporation, as Agent, a California Corporation, entered into a Loan and Security Agreement (as amended, modified or supplemented from time to time, the "Senior Loan Agreement"). Pursuant to the Senior Loan Agreement and related documents, all amounts owing under the Senior Loan Agreement are secured by liens and security interest in substantially all of the Grantor's assets.

           WHEREAS, on the date hereof, the Grantor obtained additional loans for working capital needs, capital expenditures and other general corporate purposes from the Lenders pursuant to the Loan Agreement.

           WHEREAS, pursuant to Amendment No. 6 to the Senior Loan Agreement, the Senior Lenders have, among other things, consented to the incurrence of the obligations to the Lenders pursuant to the Loan Agreement; provided, however, that the Lenders, the Agent and the Senior Lender are contemporaneously herewith entering into an Intercreditor and Subordination Agreement.

           WHEREAS, as security for all of the obligations between the Grantor and the Lenders, the Lenders are requiring the Grantor to execute and deliver this Security Agreement and grant the security interest contemplated hereby.

           NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby enter into this Security Agreement and agree as follows:

                     Section 1. Defined Terms. The following terms shall have the following meanings:

                     "Account Debtor" shall mean any "account debtor," as such term is defined in section 9-105(1)(a) of the UCC.

                     "Accounts Receivable" shall mean any "account," as such term is defined in section 9-106 of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all accounts, accounts receivable, leases and lease receivables, including but not limited to rights to rentals thereunder, the Grantor's reversionary interest in property


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leased thereunder and any equity rights in leases sold to third parties, other receivables, contract rights, chattel paper, instruments, documents, notes, and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to Grantor whether arising out of goods sold or services rendered by Grantor, including without limitation under installation agreements, or from any other transaction, whether or not the same involves the sale of goods or services by Grantor and all of Grantor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to Grantor under all contracts for the sale of goods or the performance of services or both by Grantor (whether or not yet earned by performance on the part of Grantor or in connection with any other transaction), and all security agreements, leases and other contracts securing or otherwise relating to any of the foregoing, now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                     "Agent" shall have the meaning set forth in the preamble of this Agreement.

                     "Chattel Paper" shall mean any "chattel paper," as such term is defined in section 9-105(1)(b) of the UCC, now owned or hereafter acquired by Grantor.

                     "Collateral" shall have the meaning assigned to such term in Section 2 of this Security Agreement.

                     "Contracts" shall mean all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account Receivable, any agreement relating to the terms of payment or the terms of performance thereof.

                     "Documents" shall mean any "documents," as such term is defined in section 9-105(1)(f) of the UCC, now owned or hereafter acquired by Grantor.

                     "Equipment" shall mean any "equipment," as such term is defined in section 9-109(2) of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all machinery, equipment, including without limitation, copiers and related equipment, furnishings, fixtures, vehicles and computers and other electronic data-processing and other office equipment now owned or hereafter acquired by Grantor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                     "Intangible Assets" shall mean any "general intangibles," as such term is defined in section 9-106 of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all right, title and interest which Grantor may now or hereafter have in or under any Contract, all customer lists, Trademarks, Patents, rights in intellectual


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property, Licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records now owned or hereafter acquired by Grantor, goodwill and rights of indemnification.

                     "Instruments" shall mean any "instrument," as such term is defined in section 9-105(1)(i) of the UCC, now owned or hereafter acquired by Grantor, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                     "Inventory" shall mean any "inventory," as such term is defined in section 9-109(4) of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by Grantor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Grantor' business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

                     "License" shall mean any Patent License, Trademark License or other license as to which the Lenders have been granted a security interest hereunder.

                     "Obligations" shall mean any and all indebtedness, obligations, agreements and liabilities of Grantor to the Lenders including, without limitation, all indebtedness and obligations of Grantor under the Agreement, the Loan Agreement, the Notes executed pursuant thereto, and any other indebtedness, obligations, agreements and liabilities of Grantor to the Lenders of every kind and description, direct or indirect, absolute or contingent, due or to become due now existing or hereafter arising, under the Agreement, the Loan Agreement or the Notes executed pursuant thereto.

                     "Patent License" shall mean any written agreement granting any right to practice any invention on which a Patent is in existence.

                     "Patents" shall mean all of the following now or hereafter owned by Grantor: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

                     "Person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency, instrumentality or political subdivision thereof.

                     "Proceeds" shall mean "proceeds," as such term is defined in section 9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the


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Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                     "Trademark License" shall mean any written agreement granting any right to use any Trademark or Trademark registration.

                     "Trademarks" shall mean all of the following now owned or hereafter acquired by Grantor: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and
(ii) all reissues, extensions or renewals thereof.

                     "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the Commonwealth of Massachusetts; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or the Lenders' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the Commonwealth of Massachusetts, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                     Section 2. Grant of Security Interest.

                     (a) As collateral security for the prompt and complete payment and performance of the Obligations and to induce the Lenders to enter into the Loan Agreement, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Lenders, and hereby grant to the Lenders a security interest in all of Grantor's right, title and interest in, to and under the following (all of which being hereinafter collectively called the "Collateral"):

                  (i)      all Accounts Receivable;

                  (ii)     all Chattel Paper;

                  (iii)    all Contracts;

                  (iv)     all Documents;

                  (v)      all Equipment;

                  (vi)     all Intangible Assets;

                  (vii)    all Instruments;


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                  (viii)   all Inventory;

                  (ix) all money, cash, bank accounts, other goods and personal property of Grantor whether tangible or intangible or whether now owned or hereafter acquired by Grantor and wherever located;

                  (x)      all Investment Property (as defined in the UCC); and

                  (xi) all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing and, to the extent not otherwise included, all payments under insurance (whether or not the Bank is the loss payee thereof), or any indemnity, warranty or guaranty, payable by any reason of loss damage to or otherwise with respect to any of the foregoing Collateral.

                     (b) In addition, as collateral security for the prompt and complete payment of the Obligations and to induce the Lenders as aforesaid, the Lenders are hereby granted a lien and security interest in all property of Grantor held by the Lenders, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to the Lenders for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power.

                     (c) The security interests in and liens on the Collateral are subject to the terms and conditions of the Intercreditor and Subordination Agreement, dated of even date herewith, among the Senior Lender, the Agent and the Lenders (the "Intercreditor Agreement").

                     Section 3. Rights of the Lenders; Limitations on the Lenders' Obligations.

                     (a) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License, in a manner consistent with industry and good business practice. The Lenders shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to the Lenders of a security interest therein or the receipt by the Lenders of any payment relating to any Contract or License pursuant hereto, nor shall the Lenders be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                     (b) Grantor hereby authorizes the Agent, at the direction of the Majority Lenders, following the occurrence of an Event of Default, to notify any or all Account Debtors that the Accounts Receivables have been


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assigned to the Lenders and that the Lenders have a security interest therein.
The Agent shall promptly furnish Grantor with a copy of any such notice sent.

                     (c) The Agent, on behalf of the Lenders, shall have the right, at all reasonable times prior to the occurrence of an Event of Default (and at all times after the occurrence of an Event of Default), to make on-site test verifications of the Accounts Receivable and physical verifications of the Inventory in any manner and through any commercially reasonable medium that it considers advisable, and Grantor agrees to furnish all such assistance and information as the Agent may require in connection therewith. Grantor will deliver to the Agent promptly upon request a summary of all reserves for uncollectible accounts, discounts, credits, returns, and allowances reflected on Grantor' books.

                     Section 4. Representations and Warranties. Grantor hereby represents and warrants that:

                     (a) Except as set forth on Schedule 5.11(a) of the Loan Agreement, and the security interest granted to (i) the Lenders pursuant to this Security Agreement and (ii) the Senior Lender pursuant to the Senior Loan Agreement, Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all liens, except Permitted Liens. No material amounts payable under or in connection with any of its Accounts Receivable or Contracts are evidenced by Instruments or Chattel Paper which have not been delivered to the Lenders.

                     (b) This Security Agreement is effective to create a valid and continuing lien on, and perfected security interest in, the Collateral with respect to which a security interest may be perfected by filing financing statements pursuant to the UCC in favor of the Lenders, and to the extent provided for in the UCC, are enforceable as such as against creditors of, and Lenders from, Grantor (other than Lenders of Inventory in the ordinary course of business) and as against any purchaser of real property where any of the Equipment is located and any present or future creditor obtaining a lien on such real property.

                     (c) The principal place of business of the Grantor and the place where its records concerning the Collateral is kept is set forth in Exhibit A attached hereto, and Grantor will not change the principal place of its business or remove such records unless they have taken such action as is necessary to cause the security interest of the Lenders in the Collateral to continue to be perfected. Grantor will not change the principal place of its business or the place where its records concerning the Collateral is kept without giving thirty (30) days prior written notice thereof to the Agent. The Grantor's trade names are listed in Exhibit B attached hereto.

                     (d) With respect to the Accounts Receivable, the Lenders may rely on all statements or representations made by Grantor on or with respect to any schedule of accounts furnished to the Lenders by Grantor and, that:

                  (i) they are genuine (subject to reasonable reserves for uncollectible accounts, discounts, credits, returns, and allowances taken or allowed in the ordinary course of business and reflected on Grantor's books from time to time), are in all respects what they purport to be, are not evidenced by a judgment and are evidenced by only one, if any, executed original Instrument, which has been delivered to the Lenders;


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                  (ii)     they represent undisputed, bona fide transactions
                           completed in accordance with the terms and provisions contained in any documents related thereto;

                  (iii) the net face amounts shown on any such schedule of accounts provided to the Lenders and all statements delivered to the Lenders with respect to the Accounts Receivable are actually and absolutely owing to Grantor (except as reflected in reasonable reserves for uncollectible accounts) and are not contingent for any reason;

                  (iv) to the Grantor's best knowledge, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except discounts, credits, returns or allowances allowed by Grantor in the ordinary course of its business for prompt payment, all of which discounts, credits, returns or allowances are reflected in the calculation of the net face amount of the Accounts Receivable to which such discounts, credits, returns or allowances relate;

                  (v) there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder from the net face amount shown on any schedule of accounts furnished to the Lenders and on all statements delivered to the Lenders with respect thereto;

                  (vi) the goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any lien, claim, encumbrance or security interest described in
                           Section 4(a) hereof, or those removed or terminated prior to the date hereof.

                     (e) With respect to Grantor's Inventory and/or Equipment, the Lenders may rely on all statements or representations made by Grantor on or with respect to any schedule of inventory or equipment furnished to the Lenders by Grantor and, unless otherwise indicated in writing by Grantor, that:

                  (i) all Inventory and Equipment is located at locations listed on Exhibit A attached hereto or is Inventory or Equipment which is in transit and is so identified on the relevant schedule thereof;

                  (ii) except as set forth on Exhibit C attached hereto, no Inventory or Equipment is under consignment to or from any Person; and

                  (iii) all Inventory (subject to reserves) is currently usable or currently salable in the normal course of Grantor's business and all Equipment other than obsolete Equipment and Equipment not being used in Grantor's business is in good condition, repair and working order.


                     Section 5. Covenants. Grantor covenants and agrees with the Lenders that from and after the date of this Security Agreement and until the Loan Agreement is terminated and all of the Obligations are irrevocably and unconditionally satisfied in full:


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                     (a) Financing Statements and Further Documentation. Grantor
will join with the Agent in the execution and filing of such financing statement or statements in the form and content reasonably required by the Lenders.
Grantor will pay all costs of filing any financing, continuation or termination statements with respect to the security interest created by this Security Agreement, together with costs and expenses of any lien search reasonably required by the Agent, during the term hereof. At any time and from time to time, upon the written request of the Agent, on behalf of the Lenders, and at the sole expense of Grantor, Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Agent may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using its reasonable best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Lenders of any License or Contract held by Grantor or in which Grantor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, transferring Collateral to the Agent's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Lenders as lienholder on the certificate of title or Certificate of Origin of any vehicle, placing the interest of the Lenders as lienholder on all contracts or agreements constituting Chattel Paper and using its best efforts to obtain waivers of liens from landlords and, if and to the extent required by the Agent, from mortgagees; provided, that the foregoing is subject to the senior rights of the Senior Lender as set forth in the Intercreditor Agreement. Grantor also hereby authorizes the Agent, on behalf of the Lenders, to file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law.

                     (b) Special Collateral. Upon the Grantor's satisfaction of its obligations to the Senior Lenders under the Senior Loan Agreement, Grantor immediately upon Grantor's receipt of that portion of Collateral which is or becomes evidenced by an agreement, Chattel Paper, Instrument and/or Document, including, without limitation, promissory notes, trade acceptances, documents of title and warehouse receipts (the "Special Collateral"), shall deliver the original thereof to the Agent, on behalf of the Lenders, together with appropriate endorsements or other specific evidence (in form and substance acceptable to the Agent) of assignment thereof to the Lenders.

                     (c) Indemnification. In any suit, proceeding or action brought by the Agent, on behalf of the Lenders, relating to any Account Receivable, Chattel Paper, Contract, Intangible Asset or Instrument for any sum owing thereunder, or to enforce any provision of any Account Receivable, Chattel Paper, Contract, Intangible Asset or Instrument, Grantor will save, indemnify and keep the Agent, in its capacity as agent, and each of the Lenders harmless from and against all reasonable expenses, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation thereunder, and all such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against the Agent or Lenders.

                     (d) Compliance with Laws, Etc. Grantor will comply with all material acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of Grantor's business; provided, however, that Grantor may contest


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any act, regulation, order, decree or direction in any reasonable manner which shall not in the opinion of the Agent or the Majority Lenders, adversely affect the Lenders' rights hereunder or adversely affect the priority of its security interest in the Collateral.

                     (e) Payment of Obligations. Grantor will pay promptly when due all charges imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, material and supplies) which are not subject to bona fide dispute, except as otherwise provided in the Loan Agreement.

                     (f) Compliance with Terms of Accounts, Etc. Except as expressly contemplated by the Loan Agreement, Grantor will perform and comply with all material obligations in respect of Accounts Receivable, Chattel Paper, Contracts and Licenses and all other agreements to which they are a party or by which they are bound.

                     (g) Limitation on Liens on Collateral. Subject to the senior rights of the Senior Lender, Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien on the Collateral, and will defend the right, title and interest of the Lenders in and to any of Grantor' rights under the Chattel Paper, Contracts, Documents, Intangible Assets and Instruments and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all persons whomsoever.

                     (h) Limitations on Disposition. Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Loan Agreement.

                     (i) Further Identification of Collateral. Grantor will furnish to the Agent, as often as the Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                     (j) Notices. After the date hereof, Grantor will advise the Agent promptly after Grantor becomes aware, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

                     (k) Maintenance of Collateral. Grantor covenants to preserve the Collateral for the benefit of the Lenders. Without limiting the generality of the foregoing, and except as otherwise permitted by the Loan Agreement, Grantor shall:

                  (i) cause the Equipment to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and make all repairs, replacements, additions and other improvements as are reasonably necessary to maintain such Equipment in such good condition;

                  (ii) maintain Inventory sufficient to meet the needs of its business;


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                  (iii)    preserve all beneficial Contracts;

                  (iv) use its reasonable best efforts to assure that (i) the net Accounts Receivable are not or shall not be subject to any defense, offset, counterclaim, discount or allowance except as may be stated in a copy of the schedule of accounts invoice delivered by Grantor to the Agent and that the net Accounts Receivable shall be paid in full when due; (ii) no agreement under which any deduction, discount, credit or allowance of any kind may be granted or allowed other than in the ordinary course of Grantor's business shall have been or shall thereafter be made by Grantor with any account party except as indicated in writing to the Agent at or before the time such agreement is made; (iii) all statements made and all net unpaid balances appearing in the schedule of accounts relating to each Account Receivable shall be true and correct in all material respects; and (iv) all signatures and endorsements that appear therein shall be genuine and all signatories shall have full capacity to contract;

                  (v) take all commercially reasonable steps necessary to collect all Accounts Receivable; and

                  (vi) pay promptly when due all taxes, assessments, or other charges or liens on the Collateral or any claims (including claims for labor, materials and supplies against the Equipment and Inventory), except for claims being contested in good faith.


                     (l) Continuous Perfection. Grantor will not change its name, identity or structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless Grantor shall have given the Agent at least thirty
(30) days prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

                     (m) Insurance. Grantor will, at its own expense, maintain insurance covering the Collateral against such risks, with such insurers, in such form, and in such amounts as shall from time to time be required by the Majority Lenders but in any event, in such amounts and with such coverage as is customary in Grantor's type of business. All insurance policies (i) shall be written so as to be payable in the event of loss to the Lenders as a secondary loss payee so long as the Senior Loan Agreement remains outstanding, and, thereafter, shall name the Lenders as sole loss payee and (ii) shall provide for thirty (30) days written notice to the Agent of cancellation or modification. At the request of the Agent all insurance policies shall be furnished to and held by the Agent, on behalf of the Lenders. Grantor hereby assigns to the Lenders return premiums, dividends and other amounts which may be or become due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay the Lenders any sums so due. The Agent is hereby irrevocably appointed as attorney-in-fact to collect return premiums, dividends and other amounts due on any insurance policy and the proceeds of such insurance, to settle any claims with the insurers in the event of loss or damage, to endorse settlement drafts and in the event of a default under this Security Agreement to cancel, assign or surrender any insurance policies. If, while any Obligations


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are outstanding, any return premiums, dividends, other amounts or proceeds are paid to the Lenders under such policies, the Agent, at the direction of the Majority Lenders, may at its option take either or both of the following actions: (i) apply such return premiums, dividends, other amounts and proceeds in whole or in part to the payment or satisfaction of any of the Obligations in whatever order the Agent determines or (ii) pay over such return premiums, dividends, other amounts and proceeds in whole or in part to Grantor for the purpose of repairing or replacing the Collateral destroyed or damaged, any return premiums, dividends, other amounts and proceeds so paid over by the Grantor to be secured by this Security Agreement. Notwithstanding any provisions contained herein, the rights of the Agent and the Lenders herein are subject and subordinate to the senior rights of the Senior Lender pursuant to the Senior Loan Agreement and the Intercreditor Agreement.

                     (n) Collection of Receivables. The Agent may communicate with Account Debtors in order to verify the existence, amount and terms of any Accounts Receivable. The Agent may at any time notify Account Debtors of the Lenders' security interest created hereunder and after an Event of Default require that payments on Accounts Receivable and returns of goods be made directly to the Agent, on behalf of the Lenders. When requested by the Agent, Grantor shall notify Account Debtors and indicate on all billings that payments and returns are to be made directly to the Agent, on behalf of the Lenders. The Agent shall have full power to collect, compromise, endorse, sell or otherwise deal with the Accounts Receivable or proceeds thereof and to perform the terms of any contract in order to create Accounts Receivable in the Agent's name or in the name of Grantor. Notwithstanding any provisions contained herein, the rights of the Agent and the Lenders herein are subject and subordinate to the senior rights of the Senior Lender pursuant to the Senior Loan Agreement and the Intercreditor Agreement.

                     (o) Federal Government Receivables. If any of Grantor's Accounts Receivable or contract rights arise out of contracts with a governmental body and are subject to the Federal Assignment of Claims Act, as amended, or a similar statute, Grantor shall promptly notify the Agent thereof in writing and execute any instruments and take any action required by the Agent to assure that all monies due and to become due under such contract shall be assigned to the Lenders.

                     (p) Separate Assignment. This Security Agreement may but need not be supplemented by separate assignments of Accounts Receivable and contract rights and if such assignments are given, the rights and security interests given thereby shall be in addition to and not in limitation of the rights and security interests given by this Security Agreement.

                     Section 6. The Agent's Appointment as Attorney-in-Fact.

                     (a) Grantor hereby irrevocably constitutes and appoints the Agent, on behalf of the Lenders, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, following the occurrence of an Event of Default or at any time that the Agent, at the direction of the Majority Lenders, reasonably determines it is necessary to protect the validity or perfection of the liens granted hereunder or the Lenders' interest in the Collateral, from time to time at the reasonable discretion of the Majority Lenders, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to protect the Lenders' interest in the Collateral under this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Agent, on behalf of the Lenders, the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following:

                  (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                  (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Agent, on behalf of the Lenders, or as the Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;
                           (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clauses (D) and (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lenders were the absolute owner thereof for all purposes, and to do, at the Agent's option and Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Lenders' lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do.


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
                     (b) Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Loan Agreement has been terminated.

                     (c) The powers conferred on the Agent and the Lenders hereunder are solely to protect the Lenders' interests in the Collateral and shall not impose any duty upon them to exercise any such powers. The Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers and neither the Lenders nor any of their officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

                     (d) Grantor also authorizes the Agent, following the occurrence of an Event of Default, (i) to communicate with any party to any Contract with regard to the assignment of the right, title and interest of Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                     (e) Notwithstanding any provisions contained herein, the rights of the Agent and the Lenders herein are subject and subordinate to the senior rights of the Senior Lender pursuant to the Senior Loan Agreement and the Intercreditor Agreement.

                     Section 7. Performance by the Lenders of Grantor' Obligations. If Grantor fails to perform or comply with any of its agreements contained herein and the Agent or the Lenders, as the case may be, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent or the Lenders, as the case may be, incurred in connection with such performance or compliance, together with interest thereon at the highest rate then in effect in respect of the Loan Agreement, shall be payable by Grantor to the Agent or the Lenders, as the case may be, on demand and shall constitute Obligations secured hereby.

                     Section 8. Acts Constituting Default. For the purposes of this Security Agreement, the term "Default" or "Event of Default" shall mean the occurrence of any of the following events: (i) failure by the Grantor to perform or comply with any of the terms of this Security Agreement; (ii) failure by the Grantor to make timely payment of any obligation or indebtedness secured by this Security Agreement; or (iii) failure by the Grantor to perform any term, condition or covenant under the Loan Agreement, including, without limitation, failure by Grantor to make any payment under the Notes when due.

                     Section 9. Remedies, Rights Upon Default.

                     (a) Upon the occurrence of any Event of Default, the Agent, on behalf of the Lenders, may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event the Lenders, without demand of performance or other demand, advertisement or notice of any kind (except notice of a public or private sale as provided in this Section 9(a)) of any kind to or upon Grantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Lenders' offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lenders shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent or Lenders at places which the Agent shall reasonably select, whether at Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 9(d) hereof, Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including section 9-504(1)(c) of the UCC, need the Agent account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages and demands against the Lenders arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Agent or the Lenders. Grantor agrees that the Agent need not give more than ten (10) days notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Grantor at its address referred to in Section 12 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Lenders, for their benefit, are entitled, Grantor also being liable for the reasonable fees of any attorneys employed by the Lenders to collect such deficiency.

                     (b) Grantor also agrees to pay all costs of the Agent, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of the Lenders' rights and remedies hereunder.

                     (c) Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                     (d) The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Lenders in the following order of priorities:

                               first, to the payment of or reimbursement of, the Agent for or in respect of all costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, or in connection with the exercise, protection or enforcement by the Agent of all or any rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement and/or the Loan Agreement;

                               second, to the payment of all interest, including interest on overdue amounts and late charges, then due and payable with respect to the Tranche B Loans, allocated among Lenders in proportion to their respective Commitment Percentages;

                               third, to the payment of the outstanding principal balance of the Tranche B Loans, allocated among the Lenders in proportions to their respective Commitment Percentages;

                               fourth, to the payment of all interest, including interest on overdue amounts and late charges, the due and payable with respect to the Tranche C Loan, allocated among the Lenders in proportion to their respective Commitment Percentages; and

                               fifth, to the payment of the outstanding principal balance of the Tranche C Loan, allocated among the Lenders in proportion to their respective Commitment Percentages; and

                               sixth, the excess, if any, shall be returned to the Grantor or to such other Persons as are entitled thereto.

                     (e) Notwithstanding any provisions contained herein, the rights, remedies and interests of the Agent and the Lenders herein are subject and subordinate to the senior rights, remedies and interests of the Senior Lender pursuant to the Senior Loan Agreement and the Intercreditor Agreement.

                     Section 10. Limitation on the Agent's Duty in Respect of Collateral. The Agent shall use reasonable care with respect to the Collateral in its possession or under its control. The Agent shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of Grantor, the Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

                     Section 11. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                     Section 12. Notices. Except as otherwise specifically provided in this Security Agreement, all notices and other communications hereunder shall be in writing and shall be delivered in person, mailed by United

States registered or certified first class mail, postage prepaid, sent by overnight courier, telecopied or telefaxed to the parties hereto addressed as set forth below, or as to each party set forth below, at such other address as shall be designated by written notice to the other parties hereto from time to time, as follows:


To the Agent:               DDJ Capital Management, LLC
                            141 Linden Street
                            Wellesley, MA 02482
                            Attention: Wendy Landon
                            Telefax Number:  (781) 283-8555

With copies to:             Goodwin Procter LLP
                            Exchange Place
                            Boston, MA 02109
                            Attention: Jon D. Schneider, P.C.
                            Telefax Number:  (617) 523-l23l

To the Grantor:             Samuels Jewelers, Inc.
                            2914 Montopolis Drive
                            Suite 200
                            Austin, TX  78741
                            Attention: David B. Barr
                            Telefax Number:  (512) 369-1510

With copies to:             Weil, Gotshal & Manges, LLP
                            700 Louisiana, Suite 1600
                            Houston, TX  77002
                            Attention: Jeffrey D. Hopkins
                            Telefax Number:  (713) 224-9511

           Any such notice or demand shall be deemed to have been duly given or made and to have become effective (a) if delivered by hand or overnight courier, or sent by telefax or telex, at the time of the receipt thereof or the sending of such telecopy or facsimile, if during normal business hours on a Business Day, and (b) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                     Section 13. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                     Section 14. No Waiver; Cumulative Remedies. The Lenders shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Lenders and then only to the extent therein set forth. A waiver by the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lenders would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lenders, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent, at the direction of the Majority Lenders, and, where applicable by Grantor.

                     Section 15. Successor and Assigns. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies the Lenders' hereunder, inure to the benefit of the Lenders, and all future holders of instruments or agreements evidencing the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Lenders hereunder.

                     Section 16. Construction. This Security Agreement shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts, and shall be construed in accordance with the laws of the Commonwealth of Massachusetts. The descriptive headings of the several Sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                     Section 17. Conflict of Terms. Except as otherwise explicitly provided in this Security Agreement, a conflict or inconsistency, if any, between the terms and provisions of this Security Agreement and the terms and provisions of the Loan Agreement, shall be controlled by the terms and provisions of this Security Agreement to the extent of such conflict or inconsistency.

                     Section 18. Further Indemnification. Grantor agrees to pay, and to save and hold the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in Grantor's paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

                     Section 19. Waiver of Jury Trial. The Grantor, the Agent and each of the Lenders hereby waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Security Agreement, the Loan Agreement or any other agreement evidencing, securing or otherwise executed in connection with any Obligations.

                     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


                                        SAMUELS JEWELERS, INC.

                                        By: /s/ Randy McCullough
                                            -----------------------------------
                                            Name: Randy McCullough
                                            Title: President and CEO


Accepted and Acknowledged by:

DDJ Capital Management, LLC,
as Agent under the Loan Agreement

By: /s/ David J. Breazzano
    -------------------------------
    Name: David J. Breazzano
    Title: Member

















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